SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date earliest event reported)  December 19, 2008

MTR GAMING GROUP, INC.

(exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-20508	84-1103135
(Commission File Number)	(IRS Employer Identification Number)

 STATE ROUTE 2 SOUTH, CHESTER, WEST VIRGINIA
(Address of principal executive offices)

26034
(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (304) 387-8300

N/A
(Former name or former address, if changed since last report)

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.               Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On December 19, 2008, the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Presque Isle Downs, Inc. and Scioto Downs, Inc. (each a wholly-owned subsidiary of the Registrant), and Wells Fargo Bank, National Association (“Wells Fargo”) entered into the Fourth Amendment (the “Amendment”) to the Fifth Amended and Restated Credit Agreement (the “Agreement”) which Amendment (i) reduces the Aggregate Commitment under the Agreement from $125,000,000 to $110,000,000; (ii) revises the Aggregate Commitment Reduction Schedule to the Agreement; (iii) revises the definitions of the terms Base Rate and Applicable Margins under the Agreement with respect to the applicable interest rate and computation of fees and charges;  (iv) revises the definition of EBITDA under the Agreement to include a provision for one or more  addbacks for severance costs incurred between October 1, 2008 and November 31, 2009, up to $2,000,000 in the aggregate for all periods; (v) revises the definition of Excess Cash on Hand under the Agreement to provide an addback for excess cash above $22,000,000 (reduced from the $25,000,000 amount under the terms of the Agreement prior to the Amendment); and (vi) revises the Acceptable Senior Refinancing requirement by requiring that the Registrant’s 9.75% Senior Notes be refinanced by January 2, 2010 (and not October 1, 2009, as originally required under the terms of the Agreement prior to the Amendment).  The transactions entered into pursuant to the Amendment are subject to certain conditions set forth in the Amendment.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits:

Exhibit No.	Description

10.1

Fourth Amendment to Fifth Amended and Restated Credit Agreement dated December 19, 2008, by and among the Registrant, Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Presque Isle Downs, Inc. and Scioto Downs, Inc. (each a wholly-owned subsidiary of the Registrant), and Wells Fargo Bank, National Association.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MTR GAMING GROUP, INC.

		By:	/s/ David R. Hughes
David R. Hughes
Chief Financial Officer and
Date:	December 19, 2008		Corporate Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

10.1

Fourth Amendment to Fifth Amended and Restated Credit Agreement dated December 19, 2008, by and among the Registrant, Mountaineer Park, Inc., Presque Isle Downs, Inc. and Scioto Downs, Inc. (each a wholly-owned subsidiary of the Registrant), and Wells Fargo Bank, National Association.